UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): OCTOBER 4, 1999


                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          -----------------------------


          DELAWARE                     000-25887                 36-3681151
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
      of incorporation)                                      identification no.)

          TEN NORTH DEARBORN                                       60602
          CHICAGO, ILLINOIS                                      (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 683-7100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.
          ------------

     On October 4, 1999, PrivateBancorp, Inc. announced the signing of a definitive agreement to acquire Johnson Bank Illinois, a unit of Johnson International, Racine, Wisconsin. Johnson Bank Illinois, with locations on Chicago's North Shore in Lake Forest and Winnetka, has assets of $112 million as of September 30, 1999. The acquisition of Johnson Bank Illinois is expected to be completed, pending regulatory approval, at or near year end, 1999. The purchase price of $20 million is payable using $15 million in cash and $5 million in subordinated notes. The transaction is expected to be slightly accretive to PrivateBancorp's 2000 earnings. Attached as Exhibit 99.1 is a copy of the press release relating to the acquisition, which is incorporated herein by reference.



                           Forward-Looking Information
                           ---------------------------

Statements contained in or incorporated by reference in this report that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors which might cause such a difference include, but are not limited to: inability to realize cost savings in the acquired operations to the full extent expected or within the expected time frame; lower than expected revenues following the acquisition; significant increases in competition; unforeseen difficulties or delays in the pending acquisition or in the opening of the St. Charles office; a deterioration of general economic conditions in the greater Chicago metropolitan area; legislative or regulatory changes, adverse developments in the company's loan or investment portfolios; and the effectiveness of the company and its key vendors in testing and implementing Year 2000 compliant hardware, software, and systems.



ITEM 7(c).     EXHIBITS.
               --------

Exhibit 99.1   Press Release dated October 4, 1999.


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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRIVATEBANCORP, INC.



Date:  October 6, 1999                       By: /s/ RALPH B. MANDELL
                                                 -------------------------------
                                                 Ralph B. Mandell
                                                 Chairman of the Board and Chief
                                                   Executive Officer


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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
-------

  99.1    Press Release dated October 4, 1999